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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statement No. 333-72756 of Dynacq International, Inc. of our report dated November 22, 2002, with respect to the consolidated financial statements and schedule of Dynacq International, Inc. included in this Annual Report (Form 10-K) for the year ended August 31, 2002.


                                        /s/ Ernst & Young LLP

Houston, Texas
November 22, 2002